UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          August 22, 2022

MEDMEN ENTERPRISES INC

(Exact name of registrant as specified in its charter)

British Columbia	000-56199	98-1431779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10115 Jefferson Boulevard, Culver City, CA 90232

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code         (424) 330-2082

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 22, 2022, MedMen Enterprises Inc. (the “Company”), through its wholly-owned subsidiary MME Florida LLC and its subsidiary, MM Enterprises USA, Inc., closed the sale to Florida-based private company, Green Sentry Holdings, LLC (“Green Sentry”), of substantially all of the Company’s Florida-based assets, including its license, dispensaries, inventory and cultivation operations, and assumption of certain liabilities. The consideration received by the Company is comprised of $63 million in cash and the assumption of approximately $4 million in liabilities by Green Sentry. The Company consummated the transaction pursuant to the terms of the Asset Purchase Agreement, dated February 27, 2022, as amended by the First Amendment, dated July 31, 2022, and the Second Amendment, dated August 22, 2022, which Second Amendment amended the purchase price and provided that $40 million of the purchase price be applied to the repayment of the Company’s Senior Secured Term Loan Facility in several installments. The amendments to the Asset Purchase Agreement also provide for a deferred rent escrow of approximately $550,000 from the purchase price. The deal also includes the license of the Company’s trademarks in the state.

Item 7.01	Regulation FD Disclosure.

On August 22, 2022, the Company issued a press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and hereby furnished pursuant to this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	First Amendment to Asset Purchase Agreement dated July 31, 2022 among MME Florida, LLC, MM Enterprises USA, LLC, and Green Sentry Holdings, LLC.
10.2	Second Amendment to Asset Purchase Agreement dated August 22, 2022 among MME Florida, LLC, MM Enterprises USA, LLC, and Green Sentry Holdings, LLC.
99.1	Press Release dated August 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2022	MEDMEN ENTERPRISES INC

/s/ Ana Bowman
	By:	Ana Bowman
	Its:	Chief Financial Officer

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